Sub-Adviser: J.P. Morgan
Fund Name: PVC SmallCap Value Account I
Issuer: Epocrates, Inc. Stock
Date of Purchase: 02/01/11
Underwriter From Whom Purchased: Piper Jaffray & Co.
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  $16.000
Aggregate % of Issue Purchased: 1.51%
 Commission, Spread or Profit:  $1.12
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: J.P. Morgan
Fund Name: PVC SmallCap Value Account I
Issuer: DCT Industrial Stock
Date of Purchase: 02/15/11
Underwriter From Whom Purchased: Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: J.P. Morgan Securities
 Purchase Price:  $5.350
Aggregate % of Issue Purchased: 5.54%
 Commission, Spread or Profit:  $0.23
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: HCP Inc. Notes
Date of Purchase: 01/19/11
Underwriter From Whom Purchased: UBS Investment Bank
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley
 Purchase Price:  $99.479
Aggregate % of Issue Purchased: 0.31%
 Commission, Spread or Profit:  0.65%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Fifth Third Bancorp Notes
Date of Purchase: 01/20/11
Underwriter From Whom Purchased: J.P. Morgan
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley
 Purchase Price:  $99.882
Aggregate % of Issue Purchased: 0.70%
 Commission, Spread or Profit:  0.35%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Marathon Petroleum Corp Notes
Date of Purchase: 01/27/11
Underwriter From Whom Purchased: J.P. Morgan
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley & Mitsubishi UFJ Securities
 Purchase Price:  $99.947
Aggregate % of Issue Purchased: 0.36%
 Commission, Spread or Profit:  0.63%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: L-3 Communications Corp Notes
Date of Purchase: 02/02/11
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: Mitsubishi UFJ Securities
 Purchase Price:  $99.429
Aggregate % of Issue Purchased: 0.46%
 Commission, Spread or Profit:  0.65%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Wells Fargo & Co. Notes
Date of Purchase: 02/10/11
Underwriter From Whom Purchased: Credit Suisse Securities
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley
 Purchase Price:  $100.670
Aggregate % of Issue Purchased: 0.25%
 Commission, Spread or Profit:  0.38%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Australia & New Zealand Banking Group Notes
Date of Purchase: 02/22/11
Underwriter From Whom Purchased: BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley
 Purchase Price:  $99.593
Aggregate % of Issue Purchased: 0.30%
 Commission, Spread or Profit:  0.25%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Wyndham Worldwide Corp Notes
Date of Purchase: 02/23/11
Underwriter From Whom Purchased: J.P. Morgan
Affiliated/Principal Underwriter of Syndicate: Mitsubishi UFJ Securities
 Purchase Price:  $99.134
Aggregate % of Issue Purchased: 1.60%
 Commission, Spread or Profit:  1.25%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: McKesson Corp Notes
Date of Purchase: 02/23/11
Underwriter From Whom Purchased: J.P. Morgan
Affiliated/Principal Underwriter of Syndicate: Mitsubishi UFJ Securities
 Purchase Price:  $99.693
Aggregate % of Issue Purchased: 0.33%
 Commission, Spread or Profit:  0.65%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Best Buy Co Inc Notes
Date of Purchase: 03/08/11
Underwriter From Whom Purchased: Credit Suisse Securities
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley & Mitsubishi UFJ Securities
 Purchase Price:  $99.606
Aggregate % of Issue Purchased: 5.71%
 Commission, Spread or Profit:  0.60%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Willis Group Holdings Notes
Date of Purchase: 03/14/11
Underwriter From Whom Purchased: Barclays Capital Inc.
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley
 Purchase Price:  $99.487
Aggregate % of Issue Purchased: 2.33%
 Commission, Spread or Profit:  0.60%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Nationwide Financial Services Inc. Notes
Date of Purchase: 03/22/11
Underwriter From Whom Purchased: J.P. Morgan
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley
 Purchase Price:  $99.420
Aggregate % of Issue Purchased: 1.67%
 Commission, Spread or Profit:  0.45%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Verizon Communications Inc Notes
Date of Purchase: 03/23/11
Underwriter From Whom Purchased: J.P. Morgan
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley & Mitsubishi UFJ Securities
 Purchase Price:  $99.145
Aggregate % of Issue Purchased: 1.33%
 Commission, Spread or Profit:  0.45%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Gilead Sciences Inc. Notes
Date of Purchase: 03/23/11
Underwriter From Whom Purchased: J.P. Morgan
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley
 Purchase Price:  $99.142
Aggregate % of Issue Purchased: 2.20%
 Commission, Spread or Profit:  0.45%
Fair & Reasonable (Y/N) (1):  Y

Sub-Adviser: Morgan Stanley
Fund Name: PVC Asset Allocation Account
Issuer: Wells Operating Partnership II Notes
Date of Purchase: 03/28/11
Underwriter From Whom Purchased: J.P. Morgan
Affiliated/Principal Underwriter of Syndicate: Morgan Stanley
 Purchase Price:  $99.295
Aggregate % of Issue Purchased: 6.00%
 Commission, Spread or Profit:  0.63%
Fair & Reasonable (Y/N) (1):  Y

(1) The sub-adviser has certified that the compensation paid was fair and reasonable and has provided documentation to support that certification.